                                                                   Exhibit 3.101

       SECRETARY OF STATE
BUSINESS SERVICES AND REGULATION
     SUITE 306, WEST TOWER
  2 MARTIN LUTHER KING JR. DR.
    ATLANTA, GEORGIA 30334         CHARTER NUMBER      :    9012783 DP
                                   COUNTY              :    COBB
                                   DATE INCORPORATED   :    JULY 09, 1990
                                   EXAMINER            :    DONNA HYDE
                                   TELEPHONE           :    404-656-0624

REQUESTED BY:

BENTLEY, BENTLEY & BENTLEY
RANDALL BENTLEY
P.O. BOX 968
MARIETTA, GEORGIA 30061

                          CERTIFICATE OF INCORPORATION

     I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that

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                       "SPORTSLIFE STONE MOUNTAIN, INC."
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has been duly incorporated under the laws of the State of Georgia on the date set forth above, by the filing of articles of incorporation in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of incorporation.

     WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: JULY 10, 1990

FORM A1 (JULY 1989)

                                                  /s/ Max Cleland
                                                  -----------------------------
                                                  MAX CLELAND
                                                  SECRETARY OF STATE

[STATE OF GEORGIA SEAL]

                                                  /s/ H. Wayne Howell
                                                  -----------------------------
                                                  H. WAYNE HOWELL
                                                  DEPUTY SECRETARY OF STATE


SECURITIES          CEMETERIES          CORPORATIONS       CORPORATIONS HOT-LINE
 656-2894            656-3079             656-2817              404-656-2222


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                           ARTICLES OF INCORPORATION

                                       OF

                        SPORTSLIFE STONE MOUNTAIN, INC.


                                      (1)

     The name of the Corporation is SPORTSLIFE STONE MOUNTAIN, INC.

                                      (2)

     The number of shares the corporation is authorized to issue is 1,000,000.

                                      (3)

     The street address of the initial registered office of the corporation is Interstate North Circle, Building 294, Suite 100, Atlanta, Cobb County, Georgia 30339. Registered Agent is Lyle Ray Irwin.

                                      (4)

     The name and address of each incorporator is:

Richard P. Boggs    Interstate North Circle
                    Building 294, Suite 100
                    Atlanta, Georgia 30339

                                      (5)

     The mailing address of the initial principal office of the corporation is Interstate North Circle, Building 294, Suite 100, Atlanta, Georgia 30339.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation.

                                        /s/ Richard P. Boggs
                                        ----------------------------------
                                        RICHARD P. BOGGS


[BENTLEY, BENTLEY & BENTLEY
   LETTERHEAD]

[SEAL]                                                                      A100
MAX CLELAND               BUSINESS SERVICES AND REGULATION
Secretary of State             Suite 315, West Tower                 Eff. 7/1/83
State of Georgia           2 Martin Luther King Jr., Drive          J.F. GULLION
                              Atlanta, Georgia 30334                    Director
                                 (404) 656-2817

                    ARTICLES OF INCORPORATION DATA ENTRY FORM
                            FOR GEORGIA CORPORATIONS


I.   Filing Date:    7/9/98      Code:  DC     Docket Number: 90191157, 160
     Assigned Exam:  69          Amount: $                    By:
     Charter Number: 9012783     Completed:

                  DO NOT WRITE ABOVE THIS LINE -- SOS USE ONLY
     NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.

II.  Company's Name:     Sportslife Stone Mountain, Inc.
     Mailing Address:    Interstate North Circle, Building 294, Suite 100
     City: Atlanta       County: Cobb     State: Georgia     Zip Code: 30339

III. Fees Submitted By:  Bentley, Bentley & Bentley
     Amount Enclosed:    $110.00          Check Number: 2181

IV.  Incorporator:       Richard P. Boggs
     Address:            Interstate North Circle, Building 294, Suite 100
     City:               Atlanta          State: Georgia     Zip Code: 30339
     Incorporation:
     Address:
     City:               State:           Zip Code:

V.   Registered Agent/Officer:  Lyle Ray Irwin
     Address:                   Interstate North Circle, Building 294, Suite 100
     City: Atlanta       County: Cobb     State: Georgia     Zip Code: 30339

VI.  ARTICLES OF INCORPORATION FILING CHECK-OFF LIST        Applicant   Examiner
     1. Original and one conformed copy of Articles
        of Incorporation                                       X
     2. Corporate name verification number 90176555
     3. Authorized shares stated                               X
     4. Incorporation's signature                              X
     5. Post effective date, if applicable
     6. Number of pages attached                               2

VII. Applicant/Attorney: Randall Bentley       Telephone: 422-2300
     Address:            P.O. Box 968
     City: Marietta      State: Georgia        Zip Code: 30061

NOTICE: Attach original and one copy of the Articles of Incorporation and the Secretary of State filing fee ($60.00). Mail or deliver to the above address. This form does not replace the Articles of Incorporation.

I understand that the information on this form will be used in the Secretary of State Corporate database. I certify that a notice of Intent to Incorporate and a publishing fee of $40.00 has been mailed or delivered to an authorized newspaper, as required by law.

Signed: /s/ Randall Bentley              Date:  July 9, 1990